UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 4, 2008
THE J. M. SMUCKER COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-05111	36-0538550

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Strawberry Lane, Orrville, Ohio		44667-0280

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (330) 682-3000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On June 4, 2008, The J. M. Smucker Company (“Smucker”) and The Procter & Gamble Company (“P&G”) announced a definitive agreement to merge the Folgers coffee business into Smucker in an all-stock reverse Morris Trust transaction. A copy of the press release issued by Smucker and P&G on June 4, 2008 regarding the transaction is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 4, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY (Registrant)
Date: June 4, 2008	By:	/s/ M. Ann Harlan
M. Ann Harlan
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated June 4, 2008.